UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-23165

CION Ares Diversified Credit Fund
(Exact name of registrant as specified in charter)

3 Park Avenue, 36th Floor New York, NY		10016
(Address of principal executive offices)		(Zip code)

Eric Pinero 3 Park Avenue, 36th Floor New York, NY 10016
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(646) 845-2577

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2019

ITEM 1.   SCHEDULE OF INVESTMENTS.

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments

January 31, 2019 (Unaudited)

		Principal Amount	Value (a)
Senior Loans 74.6% (b)(c)
Aerospace and Defense 2.3%
Air Methods Corp., Initial 1st Lien Term Loan B, L + 3.50%, 04/22/2024 (h)		$900,000	$731,250
SecurAmerica, LLC, 1st Lien Delayed Draw Term Loan A, 1M LIBOR + 6.75%, 9.25%, 12/21/2023 (e)(f)(g)		620,812	132,664
SecurAmerica, LLC, 1st Lien Delayed Draw Term Loan B, L + 6.75%, 12/21/2023 (e)(f)(g)		133,713	(1,337)
SecurAmerica, LLC, 1st Lien Delayed Draw Term Loan C, L + 6.75%, 12/21/2023 (e)(f)(g)		573,057	(5,730)
SecurAmerica, LLC, 1st Lien Revolver, L + 3.00%, 06/21/2023 (e)(f)(g)		1,000	535
SecurAmerica, LLC, 1st Lien Term Loan A, 1M LIBOR + 6.75%, 9.26%, 12/19/2023 (f)(g)		1,671,417	1,654,703
Sequa Mezzanine Holdings, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 5.00%, 7.52%, 11/28/2021		389,735	382,427
StandardAero Aviation Holdings, Inc., 1st Lien Term Loan, L + 4.25%, 01/15/2026 (h)		384,243	382,595
StandardAero Aviation Holdings, Inc., 1st Lien Term Loan A, L + 4.00%, 01/23/2026 (h)		206,582	205,696
StandardAero Aviation Holdings, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 6.25%, 07/07/2022		498,711	496,911
TransDigm, Inc., 1st Lien Term Loan E, 1M LIBOR + 2.50%, 5.00%, 05/30/2025		1,529,355	1,488,781
			5,468,495
Automotive 1.5%
American Axle and Manufacturing, Inc., 1st Lien Term Loan B, 1M LIBOR + 2.25%, 4.76%, 04/06/2024		438,872	422,963
Belron Finance US, LLC, 1st Lien Incremental Term Loan, 3M LIBOR + 2.50%, 5.11%, 11/13/2025		268,067	264,381
GB Auto Service, Inc., 1st Lien Revolver, L + 6.00%, 10/19/2024 (e)(f)(g)		111,111	(1,111)
GB Auto Service, Inc., 1st Lien Delayed Draw Term Loan A, L + 6.00%, 10/19/2024 (e)(f)(g)		1,666,667	(16,667)
GB Auto Service, Inc., 1st Lien Term Loan A, 1M LIBOR + 6.00%, 8.51%, 10/19/2024 (f)(g)(n)		1,219,167	1,206,975
KAR Auction Services, Inc., Tranche 1st Lien Term Loan B-5, 3M LIBOR + 2.50%, 5.31%, 03/09/2023		750,000	742,035
Navistar, Inc., Tranche 1st Lien Term Loan B, L + 3.50%, 11/06/2024 (h)		578,292	568,536
Truck Hero, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 6.25%, 04/22/2024		389,013	377,019
			3,564,131
Banking, Finance, Insurance & Real Estate 8.8%
A.U.L. Corp., Initial 1st Lien Term Loan, 1M LIBOR + 4.50%, 7.00%, 06/05/2023 (f)(g)(n)		44,337	44,337
A.U.L. Corp., 1st Lien Revolver, L + 5.00%, 06/05/2023 (e)(f)(g)		1,000	—
Amynta Agency Borrower, Inc., 1st Lien Incremental Term Loan B, 1M LIBOR + 4.50%, 6.50%, 02/28/2025 (f)(g)(n)		2,992,482	2,962,557
Asurion, LLC, 1st Lien Term Loan B-7, 1M LIBOR + 3.00%, 5.50%, 11/03/2024		433,771	426,540
Asurion, LLC, 2nd Lien Term Loan B-2, 1M LIBOR + 6.50%, 9.00%, 08/04/2025		256,410	257,692
Asurion, LLC, Replacement 1st Lien Term Loan B-6, 1M LIBOR + 3.00%, 5.50%, 11/03/2023		468,249	460,387
Avolon TLB Borrower 1, LLC, 1st Lien Term Loan B3, 1M LIBOR + 2.00%, 4.50%, 01/15/2025		802,525	793,497
Blackhawk Network Holdings, Inc., 1st Lien Term Loan B, L + 3.00%, 06/15/2025 (h)		1,939,968	1,902,139
Blackhawk Network Holdings, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 9.56%, 06/15/2026		150,000	147,251
Blue Angel Buyer 1, LLC, 1st Lien Delayed Draw Term Loan, L + 4.25%, 01/02/2025 (e)(f)(g)		642,398	(6,424)
Blue Angel Buyer 1, LLC, 1st Lien Revolver, Prime + 3.25%, 8.75%, 01/02/2024 (e)(f)(g)		321,199	61,028
Blue Angel Buyer 1, LLC, Term Loan, 3M LIBOR + 4.25%, 7.06%, 01/02/2025 (f)(g)		2,036,403	2,016,039
Financial & Risk U.S. Holdings, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 6.25%, 10/01/2025		1,518,987	1,457,286
Forest City Enterprises, L.P., Initial 1st Lien Term Loan B, 1M LIBOR + 4.00%, 6.52%, 12/07/2025		1,747,500	1,744,582
Foundation Risk Partners Corp., 1st Lien Amendment Term Loan, 3M LIBOR + 4.75%, 7.55%, 11/10/2023 (f)(g)(n)		638,597	638,597
Foundation Risk Partners Corp., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.75%, 7.55%, 11/10/2023 (f)(g)(n)		141,584	141,584
Foundation Risk Partners Corp., 1st Lien Revolver, L + 4.75%, 11/10/2023 (e)(f)(g)		3,000	500
Foundation Risk Partners Corp., 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.55%, 11/10/2023 (f)(g)(n)		627,314	627,314
Foundation Risk Partners Corp., 1st Lien Term Loan A, L + 4.75%, 11/10/2023 (e)(f)(g)		799,897	483,330
Foundation Risk Partners Corp., 2nd Lien Delayed Draw Term Loan, L + 8.50%, 11/10/2024 (e)(f)(g)		292,900	207,625
Foundation Risk Partners Corp., 2nd Lien Term Loan, 3M LIBOR + 8.50%, 11.30%, 11/10/2024 (f)(g)		221,778	221,778
Foundation Risk Partners Corp., 2nd Lien Term Loan A, 3M LIBOR + 8.50%, 11.30%, 11/10/2024 (f)(g)		264,794	264,794
Hillman Group, Inc., Initial 1st Lien Term Loan B, 3M LIBOR + 4.00%, 6.80%, 05/31/2025		818,682	776,577
London Acquisition Bidco B.V., EUR Facility 1st Lien Term Loan B1, (Great Britain), L + 6.75%, 01/22/2026 (e)(f)(g)		€500,000	—
NXTGenpay Intressenter Bidco AB, Facility 1st Lien Term Loan B, (Sweden), STIBOR + 7.50%, 7.50%, 06/29/2025 (f)(g)	SEK	5,500,000	607,809
NXTGenpay Intressenter Bidco AB, Facility 1st Lien Term Loan D, (Sweden), STIBOR + 7.50%, 06/29/2025 (e)(f)(g)		4,500,000	49,730
Right Choice Holdings, Ltd., Facility 1st Lien Term Loan B, (Great Britain), 6M GBP LIBOR + 6.50%, 7.52%, 06/06/2024 (f)(g)	£$	1,000,000	1,311,200
SCM Insurance Services, Inc., 1st Lien Revolver, (Canada), CAD Prime + 4.00%, 7.95%, 08/29/2022 (e)(f)(g)	CAD	1,000	573

SCM Insurance Services, Inc., 1st Lien Term Loan, (Canada), 1M CDOR + 5.00%, 7.13%, 08/29/2024 (f)(g)(n)	CAD	123,750	$91,419
SCM Insurance Services, Inc., 2nd Lien Term Loan, (Canada), 1M CDOR + 9.00%, 11.13%, 03/01/2025 (f)(g)		125,000	89,486
Sedgwick Claims Management Services, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.75%, 12/31/2025		$703,570	684,806
Spectra Finance, LLC, 1st Lien Revolver, 1M LIBOR + 4.00%, 6.52%, 04/03/2023 (e)(f)(g)		1,000	222
Spectra Finance, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 4.25%, 7.05%, 04/02/2024 (f)(g)(n)		994,005	994,005
Tempo Acquisition, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 3.00%, 5.50%, 05/01/2024		648,457	635,722
VICI Properties 1, LLC, 1st Lien Term Loan B, 1M LIBOR + 2.00%, 4.50%, 12/20/2024		415,000	407,090
Worldwide Facilities, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.25%, 7.05%, 04/26/2024 (e)(f)(g)		382,002	208,949
Worldwide Facilities, LLC, 1st Lien Revolver, 3M LIBOR + 4.25%, 7.05%, 04/26/2024 (e)(f)(g)		50,000	14,250
Worldwide Facilities, LLC, 1st Lien Term Loan, 3M LIBOR + 4.25%, 7.05%, 04/26/2024 (f)(g)(n)		613,185	603,987
			21,328,258
Beverage, Food & Tobacco 2.4%
B.C. Unlimited Liability Co., 1st Lien Term Loan B-3, (Canada), 1M LIBOR + 2.25%, 4.75%, 02/16/2024		1,493,664	1,467,525
Ferraro Fine Foods Corp., 1st Lien Revolver, L + 4.25%, 05/09/2023 (e)(f)(g)		1,000	33
Ferraro Fine Foods Corp., 1st Lien Term Loan, 3M LIBOR + 4.25%, 6.85%, 05/09/2024 (f)(g)(n)		994,005	994,005
Ferraro Fine Foods Corp., 1st Lien Incremental Term Loan, 3M LIBOR + 4.25%, 7.02%, 05/09/2024 (f)(g)		75,597	75,597
Hometown Food Co., 1st Lien Revolver, L + 5.25%, 08/31/2023 (e)(f)(g)		1,000	(5)
Hometown Food Co., 1st Lien Term Loan, 1M LIBOR + 5.25%, 7.75%, 08/31/2023 (f)(g)(n)		1,905,158	1,895,632
IRB Holding Corp., 1st Lien Term Loan B, 1M LIBOR + 3.25%, 5.76%, 02/05/2025		908,845	883,597
Jim N Nicks Management, LLC, 1st Lien Revolver, 3M LIBOR + 5.25%, 8.05%, 07/10/2023 (e)(f)(g)		1,000	545
Jim N Nicks Management, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 5.25%, 8.05%, 07/10/2023 (f)(g)(n)		49,250	47,772
Penn Virginia Holding Corp., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 9.50%, 09/29/2022 (f)(g)		500,000	500,000
			5,864,701
Business Equipment and Services 0.2%
CCC Information Services, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.00%, 5.50%, 04/29/2024		598,710	582,246

Capital Equipment 2.7%
Rubix Group Finco, Ltd., Facility 1st Lien Term Loan B1, (Great Britain), EURIBOR + 4.25%, 09/12/2024 (h)		€1,000,000	1,102,106
Flow Control Solutions, Inc., 1st Lien Delayed Draw Term Loan, L + 5.25%, 11/21/2024 (e)(f)(g)		$994,201	(9,943)
Flow Control Solutions, Inc., 1st Lien Revolver, 3M LIBOR + 5.25%, 8.05%, 11/21/2024 (e)(f)(g)		372,825	23,612
Flow Control Solutions, Inc., 1st Lien Term Loan, 3M LIBOR +5.25%, 8.05%, 11/21/2024 (f)(g)(n)		1,632,974	1,616,645
Gates Global, LLC, Initial 1st Lien Term Loan B-2, 1M LIBOR + 2.75%, 5.25%, 04/01/2024		1,180,000	1,153,851
IMIA Holdings, Inc., 1st Lien Revolver, L + 4.50%, 10/26/2024 (e)(f)(g)		408,163	(4,081)
IMIA Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 4.50%, 7.30%, 10/26/2024 (f)(g)(n)		2,591,837	2,565,918
			6,448,108
Chemicals, Plastics & Rubber 2.2%
ASP Unifrax Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 3.75%, 6.53%, 12/12/2025		293,269	275,673
Plaskolite, LLC, 1st Lien Term Loan, 1M LIBOR + 4.25%, 6.76%, 12/15/2025 (f)(g)		1,000	980
Plaskolite, LLC, 2nd Lien Term Loan, 1M LIBOR + 7.75%, 10.26%, 12/14/2026 (f)(g)		3,000,000	2,940,000
Starfruit Finco B.V., Initial 1st Lien Term Loan, (Netherlands), 1M LIBOR + 3.25%, 5.75%, 10/01/2025		2,238,180	2,186,434
			5,403,087
Construction & Building 0.1%
Forterra Finance, LLC, Replacement 1st Lien Term Loan, 1M LIBOR + 3.00%, 5.50%, 10/25/2023		149,617	136,816

Consumer goods: Durable 0.4%
DecoPac, Inc., Initial 1st Lien Revolver, L + 4.25%, 09/29/2023 (e)(f)(g)		1,000	—
DecoPac, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.25%, 7.05%, 09/29/2024 (f)(g)(n)		492,763	492,763
Energizer Holdings, Inc., 1st Lien Term Loan B, 1M LIBOR + 2.25%, 4.76%, 06/20/2025		228,102	226,391
Sigma Electric Manufacturing Corp., 1st Lien Revolver, 3M LIBOR + 4.75%, 7.55%, 10/31/2022 (e)(f)(g)		1,000	317
Sigma Electric Manufacturing Corp., 1st Lien Term Loan A2, 3M LIBOR + 4.75%, 7.55%, 10/31/2023 (f)(g)(n)		366,572	366,572
			1,086,043
Consumer goods: Non-Durable 1.2%
LegalZoom.com, Inc., 1st Lien Term Loan, 1M LIBOR + 4.50%, 7.02%, 11/21/2024 (f)		360,000	359,100
Movati Athletic Group, Inc., 1st Lien Delayed Draw Term Loan, (Canada), 3M CDOR + 4.50%, 6.81%, 10/05/2022 (e)(f)(g)	CAD	252,819	36,329
Movati Athletic Group, Inc., 1st Lien Term Loan A, (Canada), 3M CDOR + 4.50%, 6.81%, 10/05/2022 (f)(g)(n)		243,616	185,534

Sigma Bidco B.V., EUR 1st Lien Term Loan, EURIBOR + 3.50%, 3.50%, 07/02/2025	€2,000,000	$2,245,984
		2,826,947
Containers, Packaging & Glass 2.0%
BWAY Holding Co., Initial 1st Lien Term Loan, 3M LIBOR + 3.25%, 6.03%, 04/03/2024	$1,339,729	1,290,333
Charter NEX U.S., Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.75%, 5.25%, 05/16/2024	1,007,977	969,553
IntraPac International, LLC, 1st Lien Revolver, 1M LIBOR + 5.50%, 8.02%, 01/13/2025 (e)(f)(g)	439,560	50,550
IntraPac International, LLC, 1st Lien Term Loan, 1M LIBOR + 5.50%, 8.02%, 01/12/2026 (f)(g)(n)	1,696,154	1,679,192
IntraPac Canada Corp., 1st Lien Term Loan, (Canada), 1M LIBOR + 5.50%, 8.02%, 01/12/2026 (f)(g)(n)	864,286	855,643
		4,845,271
Energy: Oil & Gas 0.5%
California Resources Corp., Initial 1st Lien Term Loan, 1M LIBOR + 4.75%, 7.25%, 12/31/2022	239,398	234,210
Sundance Energy, Inc., 1st Lien Term Loan, 3M LIBOR + 8.00%, 10.81%, 04/23/2023 (f)(g)	1,000,000	1,000,000
		1,234,210
Environmental Industries 1.3%
GFL Environmental, Inc., 1st Lien Term Loan B, (Canada), 1M LIBOR + 3.00%, 5.50%, 05/30/2025	1,512,626	1,457,158
HD Supply Waterworks, Ltd., Initial 1st Lien Term Loan, 3M LIBOR + 3.00%, 5.71%, 08/01/2024	997,481	984,185
Restaurant Technologies, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.75%, 10/01/2025	400,000	397,332
VLS Recovery Services, LLC, 1st Lien Delayed Draw Term Loan, 1M LIBOR + 6.00%, 8.53%, 10/17/2023 (f)(g)(n)	44,248	44,248
VLS Recovery Services, LLC, 1st Lien Delayed Draw Term Loan B, L + 6.00%, 10/17/2023 (e)(f)(g)	90,254	—
VLS Recovery Services, LLC, 1st Lien Revolver, 1M LIBOR + 6.00%, 8.51%, 10/17/2023 (e)(f)(g)	1,000	300
VLS Recovery Services, LLC, 1st Lien Term Loan, 1M LIBOR + 6.00%, 8.51%, 10/17/2023 (f)(g)(n)	268,390	268,390
		3,151,613
Healthcare & Pharmaceuticals 10.3%
Agiliti Health, Inc., 1st Lien Term Loan, L + 3.00%, 01/04/2026 (e)(f)(h)	1,015,657	(6,348)
Auris Luxembourg III SARL, 1st Lien Term Loan B, (Luxembourg), L + 3.75%, 07/24/2025 (h)	1,178,922	1,171,553
Bambino CI, Inc., 1st Lien Revolver, 1M LIBOR + 5.50%, 8.01%, 12/21/2023 (e)(f)(g)	1,000	9
Bambino CI, Inc., 1st Lien Term Loan, 1M LIBOR + 5.50%, 8.00%, 12/21/2024 (f)(g)(n)	365,546	365,546
Bausch Health Companies, Inc., 1st Lien Term Loan B, (Canada), 1M LIBOR + 3.00%, 5.51%, 06/02/2025	1,472,966	1,455,894
Bausch Health Companies, Inc., 1st Lien Incremental Term Loan, (Canada), 1M LIBOR + 2.75%, 5.26%, 11/27/2025	96,250	94,836
Comprehensive EyeCare Partners, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.50%, 7.30%, 02/14/2024 (e)(f)(g)	422,113	240,605
Comprehensive EyeCare Partners, LLC, 1st Lien Revolver, Prime + 3.50%, 9.00%, 02/14/2024 (e)(f)(g)	1,000	85
Comprehensive EyeCare Partners, LLC, 1st Lien Term Loan, 3M LIBOR + 4.50%, 7.30%, 02/14/2024 (f)(g)	572,561	572,561
Concentra, Inc., 2nd Lien Term Loan, 1M LIBOR + 6.50%, 9.02%, 06/01/2023	750,000	744,997
Emerus Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 4.50%, 7.31%, 09/01/2021 (f)(g)(n)	15,337	14,724
Envision Healthcare Corp., Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 6.25%, 10/10/2025	500,860	471,059
Gentiva Health Services, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 9.50%, 07/02/2026	490,998	496,522
Gentiva Health Services, Inc., Initial 1st Lien Closing Date Term Loan, 1M LIBOR + 3.75%, 6.25%, 07/02/2025 (f)	973,310	966,010
Jaguar Holding Company II, 1st Lien Term Loan, 1M LIBOR + 2.50%, 5.00%, 08/18/2022	772,997	756,571
JDC Healthcare Management, LLC, 1st Lien Term Loan, 1M LIBOR + 7.75%, 10.25%, 04/10/2023 (f)(g)(n)	107,834	105,677
Kedleston Group, Ltd., Facility 1st Lien Term Loan B-2, (Great Britain), 3M GBP LIBOR + 8.00%, 9.00%, 05/31/2024 (f)(g)	£1,000,000	1,311,200
Kinetic Concepts, Inc., 1st Lien Term Loan, 3M LIBOR + 3.25%, 6.05%, 02/02/2024	$658,329	653,392
MB2 Dental Solutions, LLC, 1st Lien Revolver B-2, Prime + 3.75%, 9.25%, 09/29/2023 (e)(f)(g)	1,333	560
MB2 Dental Solutions, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 4.75%,7.57%, 09/29/2023 (f)(g)(n)	473,398	473,398
Nuehealth Performance, LLC, 1st Lien Delayed Draw Term Loan, L + 6.50%, 09/27/2023 (e)(f)(g)	737,459	(3,687)
Nuehealth Performance, LLC, 1st Lien Incremental Delayed Draw Term Loan, 1M LIBOR + 6.50%, 9.00%, 09/27/2023(f) (g)(n)	294,246	292,775
Nuehealth Performance, LLC, 1st Lien Revolver, L + 6.50%, 09/27/2023 (e)(f)(g)	1,000	(5)
Nuehealth Performance, LLC, 1st Lien Term Loan, 1M LIBOR + 6.50%, 9.00%, 09/27/2023 (f)(g)(n)	1,961,641	1,951,833
Ortho-Clinical Diagnostics S.A., 1st Lien Term Loan B, L + 3.25%, 06/30/2025 (h)	1,727,157	1,668,865
Parexel International Corp., Initial 1st Lien Term Loan, 1M LIBOR + 2.75%, 5.25%, 09/27/2024	822,917	777,656
Premise Health Holding Corp., 1st Lien Delayed Draw Term Loan, L + 3.50%, 07/10/2025 (e)(f)(g)	1,103	(11)
Premise Health Holding Corp., 1st Lien Revolver, 2M LIBOR + 3.50%, 6.09%, 07/10/2023 (e)(f)(g)	1,000	73
Premise Health Holding Corp., 1st Lien Term Loan, 3M LIBOR + 3.75%, 6.55%, 07/10/2025 (f)(g)(n)	13,862	13,724
Premise Health Holding Corp., 2nd Lien Term Loan, 3M LIBOR + 7.50%, 10.30%, 07/10/2026 (f)(g)(n)	2,000,000	1,970,000
Provation Medical, Inc., 1st Lien Term Loan, 3M LIBOR + 6.75%, 9.55%, 03/08/2024 (f)(g)(n)	992,500	992,500

Radiology Partners, Inc., 1st Lien Term Loan B, L + 4.25%, 07/09/2025(f)(h)	$1,193,861	$1,193,861
RegionalCare Hospital Partners Holdings, Inc., 1st Lien Term Loan B, 3M LIBOR + 4.50%, 7.13%, 11/16/2025	1,928,599	1,879,902
SCSG EA Acquisition Company, Inc., Initial 1st Lien Revolver, L + 4.25%, 09/01/2022 (e)(f)(g)	1,000	(20)
SCSG EA Acquisition Company, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 3.75%, 6.55%, 09/01/2023 (f)(g)(n)	344,638	337,745
SiroMed Physician Services, Inc., 1st Lien Revolver, Prime + 3.75%, 9.25%, 03/26/2024 (e)(f)(g)	1,000	380
SiroMed Physician Services, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.55%, 03/26/2024 (f)(g)(n)	991,363	971,535
Team Health Holdings, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.75%, 5.25%, 02/06/2024 (f)	568,553	510,277
Tersera Therapeutics, LLC, 1st Lien Term Loan, 3M LIBOR + 5.25%, 8.05%, 03/30/2023 (f)(g)(n)	49,125	49,125
United Digestive MSO Parent, LLC, 1st Lien Revolver, L + 4.50%, 12/14/2023 (e)(f)(g)	511,364	(5,114)
United Digestive MSO Parent, LLC, 1st Lien Delayed Draw Term Loan, L + 4.50%, 12/16/2024 (e)(f)(g)	1,022,727	(10,227)
United Digestive MSO Parent, LLC, 1st Lien Term Loan, 3M LIBOR + 4.50%, 7.24%, 12/16/2024 (f)(g)	1,465,909	1,451,250
WSHP FC Acquisition, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 6.50%, 9.32%, 03/30/2024 (f)(g)(n)	171,828	171,828
WSHP FC Acquisition, LLC, 1st Lien Term Loan, 3M LIBOR + 6.50%, 9.30%, 03/30/2024 (f)(g)(n)	820,558	820,558
WSHP FC Acquisition, LLC, 1st Lien Revolver, 3M LIBOR + 6.50%, 9.30%, 03/30/2024 (e)(f)(g)	1,000	567
		24,924,241
High Tech Industries 8.9%
Almonde, Inc., 1st Lien Term Loan, (Great Britain), 3M LIBOR + 3.50%, 6.30%, 06/13/2024	498,672	477,792
Ancestry.com Operations, Inc., 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.75%, 10/19/2023	388,005	380,536
Applied Systems, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.00%, 5.50%, 09/19/2024	1,496,212	1,458,433
Datix Bidco, Ltd., Facility 1st Lien Term Loan B-1, (Great Britain), 6M LIBOR + 4.50%, 7.28%, 04/28/2025 (f)(g)	1,000,000	995,000
Dell, Inc., 1st Lien Term Loan B, 1M LIBOR + 2.00%, 4.50%, 09/07/2023	742,481	731,619
Doxim, Inc., 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.80%, 02/28/2024 (f)(g)(n)	714,286	714,286
Doxim, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 6.00%, 8.79%, 02/28/2024 (e)(f)(g)	285,714	172,571
DRB Holdings, LLC, 1st Lien Revolver, 3M LIBOR + 6.00%, 8.78%, 10/06/2023 (e)(f)(g)	1,000	333
DRB Holdings, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.80%, 10/06/2023 (f)(g)(n)	494,010	494,010
Frontline Technologies Group Holding, LLC, 1st Lien Delayed Draw Term Loan, L + 6.50%, 09/18/2023 (e)(f)(g)	57,213	—
Frontline Technologies Group Holding, LLC, 1st Lien Closing Date Term Loan, 1M LIBOR + 6.50%, 9.00%, 09/18/2023 (f)(g)	288,140	288,140
GlobalLogic Holdings, Inc., 1st Lien Delayed Draw Term Loan, L + 3.25%, 08/01/2025 (e)(f)	39,526	(445)
GlobalLogic Holdings, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.75%, 08/01/2025 (f)	275,988	272,883
GraphPAD Software, LLC, 1st Lien Revolver, L + 6.00%, 12/21/2023 (e)(f)(g)	1,000	—
GraphPAD Software, LLC, 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.80%, 12/21/2023 (f)(g)(n)	989,010	989,010
MA FinanceCo., LLC, Tranche 1st Lien Term Loan B-3, 1M LIBOR + 2.5%, 5.02%, 06/21/2024	128,330	123,945
MH Sub I, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 6.27%, 09/13/2024	369,066	362,031
PDI TA Holdings, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.50%, 7.11%, 10/24/2024 (e)(f)(g)	317,428	201,241
PDI TA Holdings, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.50%, 7.30%, 10/24/2024 (f)(g)(n)	418,681	418,681
PDI TA Holdings, Inc., 1st Lien Revolver, Prime + 3.75%, 9.25%, 10/24/2024 (e)(f)(g)	266,233	49,919
PDI TA Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.28%, 10/24/2024 (f)(g)(n)	1,544,436	1,544,436
PDI TA Holdings, Inc., 2nd Lien Delayed Draw Term Loan, 1M LIBOR + 8.50%, 11.00%, 10/24/2025 (f)(g)	198,628	198,628
PDI TA Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.50%, 11.11%, 10/24/2025 (e)(f)(g)	139,668	90,792
PDI TA Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.50%, 11.21%, 10/24/2025 (f)(g)	84,677	84,677
PDI TA Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.50%, 11.28%, 10/24/2025 (f)(g)	744,525	744,525
PDI TA Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.50%, 11.30%, 10/24/2025 (f)(g)	119,701	119,701
PDI TA Holdings, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.50%, 7.30%, 10/24/2024(f)(g)(n)	510,949	510,949
Practice Insight, LLC, 1st Lien Revolver, L + 5.00%, 08/23/2022 (e)(f)(g)	1,000	—
Practice Insight, LLC, 1st Lien Term Loan, 1M LIBOR + 5.00%, 7.50%, 08/23/2022 (f)(g)(n)	340,535	340,535
Raptor Technologies, LLC, 1st Lien Term Loan, L + 6.00%, 12/17/2024 (e)(f)(g)	1,034,138	(10,341)
Raptor Technologies, LLC, 1st Lien Revolver, L + 6.00%, 12/17/2023 (e)(f)(g)	1,000	(10)
Raptor Technologies, LLC, 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.77%, 12/17/2024 (f)(g)	1,964,862	1,945,213
Rocket Software, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 4.25%, 6.75%, 11/27/2025	1,130,336	1,121,859
Seattle Spinco, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.50%, 5.02%, 06/21/2024	866,645	837,031
SpareFoot, LLC, 1st Lien Revolver, 1M LIBOR + 4.25%, 6.75%, 04/13/2023 (e)(f)(g)	1,000	240
SpareFoot, LLC, 1st Lien Term Loan, 1M LIBOR + 4.25%, 6.75%, 04/13/2024 (f)(g)(n)	135,244	135,244
SpareFoot, LLC, 2nd Lien Incremental Term Loan, 1M LIBOR + 8.25%, 10.75%, 04/13/2025 (f)(g)	195,750	195,750
SpareFoot, LLC, 2nd Lien Term Loan, 1M LIBOR + 8.25%, 10.75%, 04/13/2025 (f)(g)	285,429	285,429
SpareFoot, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 4.25%, 6.75%, 04/13/2024 (f)(g)(n)	710,004	710,004
SS&C Technologies, Inc., 1st Lien Incremental Term Loan B-5, 1M LIBOR + 2.25%, 4.75%, 10/01/2025	654,012	641,095
Sunk Rock Foundry Partners, LP, 1st Lien Term Loan A1, 3M LIBOR + 4.75%, 7.55%, 10/31/2023 (f)(g)(n)	230,374	230,374
Tibco Software, Inc., 1st Lien Term Loan B-1, 1M LIBOR + 3.50%, 6.01%, 12/04/2020	219,440	217,136
TransIP Group B.V., Facility 1st Lien Term Loan B-2, (Netherlands), EURIBOR + 7.25%, 08/08/2024 (e)(f)(g)	€1,000,000	1,127,154

Visual Edge Technology, Inc., 1st Lien Senior Sub Notes, 12.50%, 09/02/2024 (f)(g)	$147,656	$147,656
Visual Edge Technology, Inc., 1st Lien Delayed Draw Term Loan, L + 5.75%, 08/31/2022 (e)(f)(g)	2,046,621	1,982,277
Visual Edge Technology, Inc., 1st Lien Term Loan, 1M LIBOR + 5.75%, 8.25%, 08/31/2022 (f)(g)(n)	160,469	160,469
		21,490,808
Hotel, Gaming & Leisure 4.2%
Caesars Entertainment Operating Co., 1st Lien Term Loan B, 1M LIBOR + 2.00%, 4.50%, 10/07/2024	1,492,462	1,460,748
Caesars Resort Collection, LLC, 1st Lien Term Loan B, 1M LIBOR + 2.75%, 5.25%, 12/23/2024	976,496	961,975
Canopy Bidco, Ltd., Senior Capex Facility 1st Lien Term Loan, (Great Britain), 3M GBP LIBOR + 7.25%, 8.14%, 12/18/2024 (e)(f)(g)	£500,000	83,992
Canopy Bidco, Ltd., Facility 1st Lien Term Loan, (Great Britain), 3M GBP LIBOR + 7.25%, 8.14%, 12/18/2024 (f)(g)	500,000	655,600
Geo Group, Inc., 1st Lien Term Loan B, 1M LIBOR + 2.00%, 4.50%, 03/22/2024	$994,937	966,641
Golden Nugget, Inc., Initial 1st Lien Term Loan B, 1M LIBOR + 2.75%, 5.25%, 10/04/2023	1,255,163	1,233,901
Hilton Worldwide Finance, LLC, 1st Lien Term Loan B2, 1M LIBOR + 1.75%, 4.26%, 10/25/2023	14,812	14,640
Scientific Games International, Inc., 1st Lien Term Loan B5, 1M LIBOR + 2.75%, 5.25%, 08/14/2024	847,864	821,012
SFE Intermediate Holdco, LLC, 1st Lien Incremental Term Loan, 3M LIBOR + 4.75%, 7.50%, 07/31/2024 (f)(g)(n)	1,994,002	1,994,002
SFE Intermediate Holdco, LLC, 1st Lien Revolver, L + 5.00%, 07/31/2023 (e)(f)(g)	2,000	—
SFE Intermediate Holdco, LLC, 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.49%, 07/31/2024 (f)(g)(n)	246,875	246,875
Station Casinos, LLC, Facility 1st Lien Term Loan B, L + 2.50%, 06/08/2023 (h)	1,697,700	1,675,206
		10,114,592
Media: Advertising, Printing & Publishing 0.7%
Springer Nature Deutschland GmbH, Initial 1st Lien Term Loan B14, (Luxembourg), EURIBOR + 3.25%, 08/19/2022 (h)	€1,600,000	1,820,005

Media: Broadcasting & Subscription 3.2%
Cogeco Communications (USA) II, LP, 1st Lien Term Loan, 1M LIBOR + 2.38%, 4.87%, 01/03/2025	$2,992,481	2,928,890
CSC Holdings, LLC, 1st Lien Refinancing Term Loan, 1M LIBOR + 2.25%, 4.76%, 07/17/2025	304,592	294,599
CSC Holdings, LLC, 1st Lien Incremental Term Loan, 1M LIBOR + 2.25%, 4.76%, 01/15/2026	625,232	601,785
Gray Television, Inc., 1st Lien Term Loan B-2, 1M LIBOR + 2.25%, 4.77%, 02/07/2024	941,458	924,041
Production Resource Group, LLC, 1st Lien Term Loan, 3M LIBOR + 7.00%, 9.65%, 08/21/2024 (f)(g)(n)	2,000,000	1,960,000
Unitymedia Finance, LLC, Facility 1st Lien Term Loan D, 1M LIBOR + 2.25%, 4.76%, 01/15/2026	1,000,000	983,500
		7,692,815
Media: Diversified & Production 3.7%
AMC Entertainment, Inc., 1st Lien Incremental Term Loan, 1M LIBOR + 2.25%, 4.76%, 12/15/2023	291,215	285,808
AMC Entertainment, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.25%, 4.76%, 12/15/2022	191,681	188,367
Cast and Crew Payroll, LLC, 1st Lien Term Loan B, L + 4.25%, 01/16/2026 (h)	512,963	512,322
Dorna Sports, S.L., EUR 1st Lien Term Loan B-2, L + 2.75%, 05/03/2024 (h)	€2,000,000	2,258,573
Equinox Holdings, Inc., 1st Lien Term Loan B1, 1M LIBOR + 3.00%, 5.50%, 03/08/2024	$2,028,182	1,999,280
Equinox Holdings, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 7.00%, 9.50%, 09/06/2024	191,852	191,372
Life Time Fitness, Inc., 1st Lien Refinancing Term Loan, 3M LIBOR + 2.75%, 5.46%, 06/10/2022	493,750	485,904
Sapphire Bidco, Ltd., Facility 1st Lien Term Loan B, (Great Britain), 6M GBP LIBOR + 6.00%, 7.03%, 03/15/2023 (f)(g)	£1,000,000	1,311,200
WMG Acquisition Corp., 1st Lien Term Loan F, L + 2.13%, 11/01/2023 (h)	$1,750,000	1,715,490
		8,948,316
Retail 0.4%
Brookfield Property REIT, Inc., Initial 1st Lien Term Loan B, 1M LIBOR + 2.50%, 5.00%, 08/27/2025	568,575	542,887
FWR Holding Corp., Initial 1st Lien Delayed Draw Term Loan, 1M LIBOR + 5.75%, 8.26%, 08/21/2023 (f)(g)(n)	387	387
FWR Holding Corp., Initial 1st Lien Delayed Draw Term Loan, 1M LIBOR + 5.75%, 8.26%, 08/21/2023 (f)(g)	611	611
FWR Holding Corp., Initial 1st Lien Term Loan, 1M LIBOR + 5.75%, 8.26%, 08/21/2023 (f)(g)(n)	345,625	345,625
FWR Holding Corp., Initial 1st Lien Revolver, Prime + 4.75%, 10.25%, 08/21/2023 (e)(f)(g)	1,000	350
		889,860
Services: Business 6.9%
Alpha Luxco 2 Sarl, Facility 1st Lien Term Loan B, (Luxembourg), EURIBOR + 5.75%, 6.25%, 01/09/2025 (f)(g)	€1,000,000	1,144,450
AMCP Clean Intermediate, LLC, 1st Lien Revolver, 1M LIBOR + 5.50%, 8.01%, 10/01/2024 (e)(f)(g)	$1,100	62
AMCP Clean Intermediate, LLC, 1st Lien Term Loan, 3M LIBOR + 5.50%, 8.30%, 10/01/2024 (f)(g)(n)	1,994,003	1,974,063
AMCP Clean Intermediate, LLC, 1st Lien Incremental Term Loan, 3M LIBOR + 5.5%, 8.29%, 10/01/2024 (f)(g)	455,634	451,078
American Academy Holdings, LLC, 1st Lien Mezzanine Term Loan, 3M LIBOR + 14.00%, 16.80%, 06/15/2023 (f)(g)(l)	213,326	213,326
American Academy Holdings, LLC, 1st Lien Revolver, 3M LIBOR + 6.25%, 9.05%, 12/15/2022 (e)(f)(g)	1,000	133

American Academy Holdings, LLC, 1st Lien Term Loan, 3M LIBOR + 6.25%, 9.05%, 12/15/2022 (f)(g)(n)		$758,378	$758,378
BrightView Landscapes, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 2.50%, 5.06%, 08/15/2025 (f)		750,000	740,625
FrontDoor, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.50%, 5.06%, 08/16/2025		455,192	452,348
Implementation Management Assistance, LLC, 1st Lien Term Loan, 3M LIBOR + 4.50%, 7.30%, 12/13/2023 (f)(g)(n)		395,604	391,648
Implementation Management Assistance, LLC, 1st Lien Delayed Term Loan, 3M LIBOR + 4.50%, 7.30%, 12/13/2023 (e)(f)(g)		2,091,750	1,537,583
Implementation Management Assistance, LLC, 1st Lien Revolver, Prime + 3.50%, 9.00%, 12/13/2023 (e)(f)(g)		1,000	587
Information Resources, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 4.50, 7.00%, 11/30/2025 (f)(g)(n)		1,528,150	1,497,587
Information Resources, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 8.00%, 10.50%, 11/30/2026 (f)(g)		1,471,850	1,442,413
Labstat International, Inc., 1st Lien Revolver, (Canada), CDOR + 6.25%, 06/25/2024 (e)(f)(g)	CAD	1,000	—
Labstat International, Inc., 1st Lien 1st Amendment Term Loan, (Canada), 3M CDOR + 6.25%, 8.55%, 06/25/2024 (f)(g)(n)		325,272	247,722
Labstat International, Inc., 1st Lien Term Loan, (Canada), 3M CDOR + 6.25%, 8.55%, 06/25/2024 (f)(g)(n)		1,495,253	1,138,763
Mercato Leadmanagement Investments GmbH, 1st Lien Term Loan A, (Germany), EURIBOR + 6.75%, 7.50%, 03/01/2024 (f)(g)		€700,000	801,115
Mercato Leadmanagement Investments GmbH, 1st Lien Term Loan B, (Germany), EURIBOR + 6.75%, 7.50%, 03/01/2024 (f)(g)		300,000	343,335
RSK Group, Ltd., Acquisition Facility 1st Lien Term Loan (Great Britain), 3M GBP LIBOR + 7.00%, 7.76%, 10/25/2025 (e)(f)(g)(l)		£500,630	217,174
RSK Group, Ltd., Facility B 1st Lien Term Loan (Great Britain), 3M GBP LIBOR + 7.00%, 7.76%, 10/25/2025 (f)(g)		502,521	658,905
Solera, LLC, 1st Lien Term Loan, 1M LIBOR + 2.75%, 5.25%, 03/03/2023		$967,515	946,433
TU Bidco, Inc., 1st Lien Delayed Draw Term Loan, L + 4.00%, 10/01/2023 (e)(f)(g)		299,850	(1,499)
TU Bidco, Inc., 1st Lien Revolver, L + 4.00%, 10/01/2023 (e)(f)(g)		1,000	(5)
TU Bidco, Inc., 1st Lien Term Loan, 3M LIBOR + 4.00%, ,6.80%, 10/01/2023 (e)(f)(g)(n)		1,699,150	1,690,654
			16,646,878
Services: Consumer 5.7%
CC Fly Holding II A/S, Facility 1st Lien Unitranche A, (Denmark), CIBOR + 7.50%, 8.00%, 05/09/2025 (f)(g)	DKK	2,500,000	383,244
CC Fly Holding II A/S, Facility 1st Lien Unitranche B, (Denmark), CIBOR + 7.50%, 8.77%, 05/09/2025 (f)(g)		2,500,000	383,245
Centric Brands, Inc., 1st Lien Revolver, Prime + 4.50%, 10.00%, 04/29/2023 (e)(f)(g)		$1,000	325
Centric Brands, Inc., 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.75%, 10/29/2023 (f)(g)(n)		1,999,000	1,979,010
CHG PPC Parent, LLC, 2nd Lien Term Loan, 1M LIBOR + 7.50%, 10.00%, 03/30/2026 (f)(g)(n)		1,000,000	990,000
CHG PPC Parent, LLC, 2nd Lien Additional Term Loan, 1M LIBOR + 7.75%, 10.25%, 03/30/2026 (f)(g)		2,000,000	1,980,000
Eagle Bidco, Ltd., GBP Facility 1st Lien Term Loan B, (Great Britain), 1M GBP LIBOR + 4.75%, 5.48%, 05/12/2022		£2,000,000	2,601,920
General Nutrition Centers, Inc., 1st Lien FILO Term Loan, 1M LIBOR + 7.00%, 9.50%, 12/31/2022		$245,000	247,911
Goldcup 16786 AB, Facility 1st Lien Term Loan, (Sweden), 3M STIBOR + 7.00%, 7.50%, 06/02/2025 (f)(g)	SEK	10,000,000	1,105,107
NMC Skincare Intermediate Holdings II, LLC, 1st Lien Delayed Draw Term Loan, L + 4.75%, 10/31/2024 (e)(f)(g)		$666,667	(6,667)
NMC Skincare Intermediate Holdings II, LLC, 1st Lien Revolver, L + 4.75%, 10/31/2024 (e)(f)(g)		333,333	(3,333)
NMC Skincare Intermediate Holdings II, LLC, 1st Lien Term Loan, 1M LIBOR + 4.75%, 7.25%, 10/31/2024 (f)(g)(n)		2,000,000	1,980,000
St. George’s University Scholastic Services, LLC, 1st Lien Delayed Draw Term Loan, L + 3.50%, 07/17/2025 (e)(f)		83,084	(415)
St. George’s University Scholastic Services, LLC, 1st Lien Term Loan, 1M LIBOR + 3.50%, 6.00%, 07/17/2025 (f)		265,387	264,061
Sunshine Sub, LLC, 1st Lien Delayed Draw Term Loan, L + 4.75%, 05/27/2024 (e)(f)(g)		281,408	(2,814)
Sunshine Sub, LLC, 1st Lien Revolver, L + 4.75%, 05/27/2024 (e)(f)(g)		1,000	(10)
Sunshine Sub, LLC, 1st Lien Term Loan, 1M LIBOR + 4.75%, 7.25%, 05/27/2024 (f)(g)(n)		714,004	706,863
Wand Intermediate I LP, Initial 1st Lien Term Loan, L + 3.50%, 02/05/2026 (h)		1,265,910	1,262,745
			13,871,192
Telecommunications 3.4%
Atlanta Bidco, Ltd., Facility 1st Lien Term Loan A, (Great Britain), 6M EURIBOR + 6.75%, 7.50%, 07/05/2024 (f)(g)		€1,000,000	1,144,450
Cablecom Networking Holdings, Ltd., CAPEX 1st Lien Term Loan, (Great Britain), 6M GBP LIBOR + 6.50%, 7.46%, 12/14/2023 (e)(f)(g)		£438,596	277,959
Cablecom Networking Holdings, Ltd., Facility 1st Lien Term Loan A-2, (Great Britain), 3M GBP LIBOR + 6.50%, 7.42%, 12/14/2023 (f)(g)		561,404	736,113
Ciena Corp., 1st Lien Term Loan, 1M LIBOR + 2.00%, 4.50%, 09/26/2025		$222,222	220,556
Pi U.S. Mergerco, Inc., Facility 1st Lien Term Loan B1, (Great Britain), 1M LIBOR + 3.50%, 6.00%, 01/03/2025		991,731	965,946
SBA Senior Finance II, LLC, 1st Lien Term Loan B, 1M LIBOR + 2.00%, 4.50%, 04/11/2025		995,000	975,926
Sprint Communications, Inc., 1st Lien Incremental Term Loan, 1M LIBOR + 3.00%, 5.50%, 02/02/2024		640,000	630,003
Sprint Communications, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.50%, 5.00%, 02/02/2024		1,492,405	1,456,960
Teligent, Inc., 1st Lien Revolver, 3M LIBOR + 3.75%, 6.53%, 12/13/2023 (e)(f)(g)		1,000	590
Teligent, Inc., 2nd Lien Delayed Draw Term Loan A, Prime + 7.75%, 13.25%, 06/13/2024 (e)(f)(g)		632,791	416,042
Teligent, Inc., 2nd Lien Delayed Draw Term Loan B, L + 8.75%, 06/13/2024 (e)(f)(g)		315,632	(3,157)

Teligent, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.75%, 11.53%, 06/13/2024 (f)(g)	$1,052,105	$1,041,584
UPC Financing Partnership, 1st Lien Facility AR, 1M LIBOR + 2.50%, 5.01%, 01/15/2026	492,251	484,252
		8,347,224
Transportation: Consumer 1.1%
Air Medical Group Holdings, Inc., Unsecured Initial Term Loan, 1M LIBOR + 7.88%, 10.39%, 03/13/2026 (f)(g)(n)	1,000,000	1,000,000
American Airlines, Inc., 1st Lien Term Loan B, L + 2.00%, 04/28/2023 (h)	1,750,000	1,694,228
		2,694,228
Utilities: Electric 0.1%
Vistra Operations Co., LLC, 1st Lien Term Loan B, 1M LIBOR + 2.00%, 4.50%, 08/04/2023	170,206	167,345

Utilities: Water 0.0%
Storm U.S. Holdco, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 5.50%, 8.30%, 05/05/2023 (f)(g)(n)	47,250	47,250

Wholesale 0.4%
Pet IQ, LLC, 1st Lien Term Loan, 1M LIBOR + 5.25%, 7.77%, 01/17/2023 (f)(g)(n)	992,500	992,500
Total Senior Loans (Cost: $180,525,705)		180,587,180

Corporate Bonds 9.1%
Aerospace and Defense 0.3%
BWX Technologies, Inc., 144A, 5.38%, 07/15/2026 (c)	530,000	535,300
TransDigm, Inc., 144A, 6.25%, 03/15/2026 (c)(j)	233,000	236,495
		771,795
Automotive 0.2%
Delphi Technologies PLC, 144A, (Jersey), 5.00%, 10/01/2025 (c)	637,000	546,228

Banking, Finance, Insurance & Real Estate 0.9%
Acrisure, LLC / Acrisure Finance, Inc., 144A, 8.13%, 02/15/2024 (c)	987,000	1,004,272
Hillman Group, Inc., 144A, 6.38%, 07/15/2022 (c)	170,000	138,550
Realogy Group, LLC, 144A, 4.88%, 06/01/2023 (c)	500,000	451,250
Summit Materials, LLC / Summit Materials Finance Corp., 144A, 5.13%, 06/01/2025 (c)	650,000	610,188
		2,204,260
Beverage, Food & Tobacco 0.7%
Arby’s Restaurant Group, Inc., 144A, 6.75%, 02/15/2026 (c)	725,000	677,875
Cott Holdings, Inc., 144A, 5.50%, 04/01/2025 (c)	1,000,000	990,000
		1,667,875
Chemicals, Plastics & Rubber 0.3%
Kraton Polymers, LLC, 144A, 7.00%, 04/15/2025 (c)	505,000	492,375
Starfruit Finco B.V., 144A, (Netherlands), 8.00%, 10/01/2026 (c)	333,000	332,167
		824,542
Construction & Building 0.4%
Tutor Perini Corp., 144A, 6.88%, 05/01/2025 (c)	1,000,000	989,020

Energy: Oil & Gas 1.6%
Blue Racer Midstream, LLC, 144A, 6.63%, 07/15/2026 (c)	150,000	147,563
California Resources Corp., 144A, 8.00%, 12/15/2022 (c)	100,000	80,688
Exterran Energy Solutions, L.P. / EES Finance Corp., 8.13%, 05/01/2025	816,000	797,640
FTS International, Inc., 6.25%, 05/01/2022	58,000	54,230
Hess Infrastructure Partners, L.P. / Hess Infrastructure Partners Finance Corp., 144A, 5.63%, 02/15/2026 (c)	575,000	569,250
Hilcorp Energy I, L.P. / Hilcorp Finance Co, 144A, 5.00%, 12/01/2024 (c)	513,000	487,350
Hilcorp Energy I, L.P. / Hilcorp Finance Co, 144A, 5.75%, 10/01/2025 (c)	148,000	143,930
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp., 144A, 6.50%, 07/15/2027 (c)	244,610	252,252
Transocean Poseidon, Ltd., 144A, (Cayman Islands), 6.88%, 02/01/2027 (c)(j)	423,000	429,556
Vine Oil and Gas, LP, 144A, 9.75%, 04/15/2023 (c)	923,000	770,705
		3,733,164

Environmental Industries 0.6%
Core and Main, L.P., 144A, 6.13%, 08/15/2025 (c)	$988,000	$941,070
GFL Environmental, Inc., 144A, (Canada), 5.38%, 03/01/2023 (c)	651,000	608,685
		1,549,755
Healthcare & Pharmaceuticals 1.4%
Acadia Healthcare Co., Inc., 5.63%, 02/15/2023	796,000	782,070
Centene Corp., 6.13%, 02/15/2024	250,000	261,875
Molina Healthcare, Inc., 144A, 4.88%, 06/15/2025 (c)	464,000	454,720
Sotera Health Holdings, LLC, 144A, 6.50%, 05/15/2023 (c)	1,132,000	1,140,490
Tenet Healthcare Corp., 8.13%, 04/01/2022	400,000	418,500
WellCare Health Plans, Inc., 5.25%, 04/01/2025	251,000	254,765
		3,312,420
High Tech Industries 0.4%
Nuance Communications, Inc., 5.63%, 12/15/2026	1,000,000	980,000

Media: Broadcasting & Subscription 1.1%
CCO Holdings, LLC, 144A, 5.50%, 05/01/2026 (c)	500,000	498,750
CSC Holdings, LLC, 144A, 5.50%, 04/15/2027 (c)	500,000	488,740
Gray Television, Inc., 144A, 7.00%, 05/15/2027 (c)	670,000	693,718
Intelsat Jackson Holdings S.A., 144A, (Luxembourg), 8.00%, 02/15/2024 (c)	500,000	520,625
Sirius XM Radio, Inc., 144A, 5.00%, 08/01/2027 (c)	500,000	483,125
		2,684,958
Services: Business 0.4%
Nielsen Finance, LLC, 144A, 5.00%, 04/15/2022 (c)	1,000,000	998,500

Services: Consumer 0.0%
PF Chang’s China Bistro, Inc., 144A, 10.25%, 06/30/2020 (c)	75,000	75,150

Telecommunications 0.5%
Level 3 Financing, Inc., 5.38%, 05/01/2025	500,000	493,750
Sprint Capital Corp., 6.88%, 11/15/2028	200,000	198,500
Zayo Group, LLC, 144A, 5.75%, 01/15/2027 (c)	500,000	483,095
		1,175,345
Utilities: Electric 0.3%
TerraForm Power Operating, LLC, 144A, 4.25%, 01/31/2023 (c)	282,000	275,655
TerraForm Power Operating, LLC, 144A, 5.00%, 01/31/2028 (c)	350,000	325,062
		600,717
Total Corporate Bonds (Cost: $22,186,242)		22,113,729

Collateralized Loan Obligations 22.3% (c)(f)(i)
Collateralized Loan Obligations - Debt 14.2% (d)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 8.55%, 04/30/2031	1,500,000	1,404,511
AMMC CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 10.12%, 07/25/2029	250,000	249,990
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 8.27%, 04/25/2031	750,000	688,435
Apidos CLO XV, (Cayman Islands), 3M LIBOR + 5.70%, 8.46%, 04/20/2031	750,000	706,473
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 5.70%, 8.48%, 07/16/2031	750,000	715,603
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.70%, 11.48%, 07/16/2031	250,000	237,444
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 10.76%, 11/27/2031	1,750,000	1,597,041
Benefit Street Partners CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 6.41%, 9.20%, 10/15/2030	1,500,000	1,423,840
Canyon Capital CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.75%, 8.54%, 07/15/2031	350,000	320,042
Carlyle Global Market Strategies CLO, Ltd. 2015-5, (Cayman Islands) 3M LIBOR + 6.70%, 01/20/2032 (g)(j)	1,800,000	1,764,000
Cedar Funding VII CLO, Ltd., (Cayman Islands), 3M LIBOR + 2.55%, 5.31%, 01/20/2031	500,000	471,124
CIFC Funding, Ltd. 2013-IV, (Cayman Islands), 3M LIBOR +2.80%, 5.56%, 04/27/2031	500,000	470,626
Cook Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.40%, 8.17%, 04/17/2030	750,000	692,393
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35, 9.12%, 10/23/2031	750,000	718,430
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 8.10%, 10.87%, 10/23/2031	250,000	232,555
Crestline Denali CLO XVI, Ltd., (Cayman Islands), 3M LIBOR + 2.60%, 5.36%, 01/20/2030	1,500,000	1,413,781

Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 8.69%, 04/15/2031	$750,000	$702,842
Dryden LVIII CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.35%, 8.12%, 07/17/2031	1,000,000	919,279
Dryden XL Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 8.37%, 08/15/2031	1,000,000	944,555
Dryden XLIII Senior Loan Fund, (Cayman Islands), 3M LIBOR + 6.10%, 8.86%, 07/20/2029	1,000,000	964,054
Dryden XXVI Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 8.33%, 04/15/2029	750,000	710,702
Goldentree Loan Opportunities X, Ltd., (Cayman Islands), 3M LIBOR + 5.65%, 8.41%, 07/20/2031	750,000	703,830
Highbridge Loan Management 2013-2, Ltd., (Cayman Islands), 3M LIBOR + 6.60%, 9.36%, 10/20/2029	250,000	242,410
KKR CLO 15, Ltd., (Cayman Islands), 3M LIBOR + 6.44%, 8.88%, 01/18/2032	2,500,000	2,415,402
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 8.79%, 10/15/2031	1,250,000	1,196,338
Magnetite XV, Ltd., (Cayman Islands), 3M LIBOR + 2.75%, 5.52%, 07/25/2031	500,000	478,483
Marble Point CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 3.00%, 5.78%, 07/16/2031	1,000,000	961,305
Marble Point CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.53%, 9.25%, 01/20/2032	700,000	679,223
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 8.58%, 06/15/2031	750,000	687,572
Oaktree CLO, Ltd. 2015-11, (Cayman Islands), 3M LIBOR + 5.75%, 8.51%, 01/20/2032	1,575,000	1,484,951
Octagon Investment Partners 35, Ltd., (Cayman Islands), 3M LIBOR + 5.20%, 7.96%, 01/20/2031	1,500,000	1,350,492
Octagon Loan Funding, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 8.64%, 11/18/2031	2,000,000	1,902,414
Steele Creek CLO, Ltd. 2016-1, (Cayman Islands), 3M LIBOR +5.75%, 8.54%, 06/15/2031	750,000	685,735
TCI-Symphony CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.45%, 9.24%, 07/15/2030	1,000,000	960,148
Venture 28A CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.16%, 8.92%, 10/20/2029	1,000,000	961,382
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 8.68%, 10/18/2031	1,250,000	1,176,496
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.20%, 8.96%, 10/20/2031	1,000,000	957,485
Voya CLO, Ltd. 2017-3, (Cayman Islands), 3M LIBOR + 6.20%, 8.96%, 07/20/2030	250,000	240,274
		34,431,660
Collateralized Loan Obligations - Equity 8.1%
Allegro CLO VII, Ltd., (Cayman Islands), 15.85%, 06/13/2031	500,000	414,859
Allegro CLO VIII, Ltd., (Cayman Islands), 15.55%, 07/15/2031	1,650,000	1,322,077
Bain Capital Credit CLO, Ltd. 2018-1, (Cayman Islands), 15.85%, 04/23/2031	750,000	644,396
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 13.85%, 10/15/2030	500,000	392,119
Carlyle Global Market Strategies CLO, Ltd. 2018-4, (Cayman Islands), 13.85%, 01/20/2031	2,310,000	2,005,258
Cedar Funding V CLO, Ltd., (Cayman Islands), 13.85%, 07/17/2031	2,300,000	2,096,351
Cedar Funding VIII CLO, Ltd., (Cayman Islands), 9.18%, 10/17/2030	250,000	192,483
Celerity CLO Ltd., (Cayman Islands), 0.00%, 06/30/2016 (g)(k)	467	146
Crestline Denali CLO XVI, Ltd. 2018-1A, (Cayman Islands), 13.45%, 01/20/2030	500,000	384,049
Dryden 57 CLO, Ltd., (Cayman Islands), 14.54%, 05/15/2031	717,000	614,454
Dryden XXVIII Senior Loan Fund, (Cayman Islands), 15.56%, 08/15/2030	1,406,251	632,581
Eastland Investors Corp., (Cayman Islands), 0.00%, 05/01/2022	300	127,500
Flatiron CLO XVIII, Ltd., (Cayman Islands), 17.18%, 04/17/2031	375,000	300,078
Foothill CLO, Ltd., (Cayman Islands), 0.00%, 02/22/2021	1,237,000	154,625
Foothill Incentive Fee 2007-1, 0.00%, 08/27/2019 (g)	904,000	28,250
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 15.14%, 07/22/2031	1,650,000	1,495,524
Madison Park Funding XXXI, Ltd., (Cayman Islands), 13.85%, 01/23/2048	400,000	373,307
Madison Park Funding XXXII, Ltd., (Cayman Islands), 13.85%, 01/22/2031	1,510,000	1,146,114
Magnetite CLO, Ltd. 2012-6, (Cayman Islands), 0.00%, 09/15/2023 (j)	1,241,000	496
Magnetite VI, Ltd., (Cayman Islands), 0.00%, 09/15/2023	3,400,000	1,360
Mariner CLO, Ltd. 2018-5, (Cayman Islands), 14.79%, 04/25/2031	500,000	402,399
Momentum Capital Fund, Ltd., (Cayman Islands), 0.00%, 09/18/2021	913,000	61,171
Oaktree CLO, Ltd. 2018-1, (Cayman Islands), 13.85%, 10/20/2030	2,250,000	2,035,060
OHA Credit Partners XV, Ltd., (Cayman Islands), 16.76%, 01/20/2030	500,000	404,433
OHA Loan Funding 2013-1, Ltd., (Cayman Islands), 15.93%, 07/23/2031	876,000	471,459
OZLM XIX, Ltd. 2017-19A, (Cayman Islands), 12.60%, 11/22/2030	1,000,000	753,380
OZLM XXI, Ltd. 2017-21A, (Cayman Islands), 14.04%, 01/20/2031	500,000	386,305
Steele Creek CLO, Ltd. 2017-1, (Cayman Islands), 17.63%, 01/15/2030	250,000	202,469
Symphony CLO XI, Ltd., (Cayman Islands), 0.00%, 01/17/2025	1,000	160
Venture XVIII CLO, Ltd., (Cayman Islands), 16.76%, 10/15/2029	250,000	153,797
Wellfleet CLO, Ltd. 2017-3, (Cayman Islands), 18.17%, 01/17/2031	250,000	195,056
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 13.85%, 01/20/2032	2,400,000	2,077,474
		19,469,190
Total Collateralized Loan Obligations (Cost: $55,221,955)		53,900,850

	Shares
Common Stocks 0.2% (c)(f)(g)(k)
Automotive 0.0%
GB Auto Service Holdings, LLC	20,000	$25,000

Banking, Finance, Insurance & Real Estate 0.0%
Blue Angel Holdco, LLC / Marcone Blue Angel Holdco, LLC	243	50,001
Premise Health Holding Corp.	25	25,000
		75,001
Beverage, Food & Tobacco 0.0%
Italian Fine Foods Holdings L.P. - Class A	25,000	28,853

Chemicals, Plastics & Rubber 0.0%
Plaskolite PPC Blocker, LLC	10	1,000

Healthcare & Pharmaceuticals 0.1%
Acadia Healthcare Co, Inc.	2,148	58,769
Coherus Biosciences, Inc.	1,970	26,516
Hanger, Inc.	1,875	39,338
SiroMed Physician Services, Inc.	929	17,326
		141,949
High Tech Industries 0.1%
Frontline Technologies Group Holding, LLC - Class A	25	30,545
Frontline Technologies Group Holding, LLC - Class B	2,728	4,375
Raptor Technologies, LLC	50,000	50,000
		84,920
Services: Business 0.0%
IRI Holdings, Inc.	25	25,000
IRI Parent, L.P.	250	25,000
		50,000
Services: Consumer 0.0%
Centric Brands, Inc.	3,125	25,000

Total Common Stocks (Cost: $452,852)		431,723

	Principal Amount
Private Asset-Backed Debt 0.5% (c)(e)(f)(g)
Banking, Finance, Insurance & Real Estate 0.5%
BFS Receivables I, LLC, 1st Lien Revolver, 1M LIBOR + 6.00%, 8.52%, 01/31/2022 (m)	$500,000	368,000
BFS Receivables I, LLC, 1st Lien Revolver, 1M LIBOR + 6.00%, 8.52%, 02/09/2022	500,000	368,000
DFC Global Facility Borrower II, LLC, 1st Lien Revolver, 1M LIBOR + 10.75%, 13.27%, 09/27/2022	500,000	411,378
Finfitsp, LLC, 1st Lien Revolver, 1M LIBOR + 9.25%, 11.77%, 02/13/2022	500,000	145,926
Total Private Asset-Backed Debt (Cost: $1,280,832)		1,293,304

Real Estate Debt 1.9% (c)(f)(g)
Banking, Finance, Insurance & Real Estate 0.8%
285 Mezz, LLC, Mezzanine Construction Loan, 1M LIBOR + 14.00%, 16.51%, 02/23/2021 (e)(l)	2,158,907	1,650,407
Hyatt House IMD, Mezzanine Construction Term Loan, 1M LIBOR + 12.25%, 14,76%, 11/25/2021 (e)(l)	1,000,000	203,113
		1,853,520
Hotel, Gaming & Leisure 1.1%
Mandarin Oriental Honolulu, Mezzanine Land Term Loan, 14.00%, 04/01/2019 (e)(l)	1,026,638	708,488
Wright by the Sea 1901, LLC, Term Loan, 8.00%, 03/30/2019	2,000,000	2,000,000
		2,708,488
Total Real Estate Debt (Cost: $4,513,450)		4,562,008

Warrants 0.0% (c)(f)(g)(k)
Healthcare & Pharmaceuticals 0.0%
Air Medical Buyer Corp.	122	$1,680

High Tech Industries 0.0%
Visual Edge Technology, Inc., (Preferred)	5,176	10,352
Visual Edge Technology, Inc., (Common Stocks)	4,540	2,011
		12,363
Total Warrants (Cost: $11,261)		14,043

Total Investments — 108.6% (Cost: $264,192,297)		$262,902,837
Liabilities in Excess of Other Assets - (8.6%)		(20,823,055)
Net Assets - 100.0%		$242,079,782

Footnotes:

(a)              Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates.  All investments are in United States enterprises unless otherwise noted.

(b)              Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule.  Stated interest rates in this schedule represents the “all-in” rate as of January 31, 2019.

(c)               All of the company’s Senior Loans, Collateralized Loan Obligations, Common Stocks, Corporate Bonds issued as 144A, Private Asset-Backed Debt, Real Estate Debt and Warrants, which as of January 31, 2018 represented 100.4% of the company’s net assets or 73.4% of the company’s total assets, are subject to legal restrictions on sales.

(d)              Variable rate coupon rate shown as of January 31, 2019.

(e)               As of January 31, 2019, CION Ares Diversified Credit Fund (the “Fund”) had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Schedule of Investments for further information on revolving and delayed draw loan commitments.

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
285 Mezz, LLC	$2,158,907	$1,650,407	$508,500
A.U.L. Corp.	1,000	—	1,000
Agiliti Health, Inc.	1,015,657	—	1,015,657
AMCP Clean Acquisition Co., LLC	1,100	73	1,027
American Academy Holdings, LLC	1,000	133	867
Bambino CI, Inc.	1,000	9	991
BFS Receivables I, LLC	500,000	368,000	132,000
BFS Receivables I, LLC	500,000	368,000	132,000
Blue Angel Buyer 1, LLC	321,199	64,240	256,959
Blue Angel Buyer 1, LLC	642,398	—	642,398
Cablecom Networking Holdings, Ltd.	560,131	270,730	289,401
Canopy Bidco, Ltd.	638,550	81,807	556,743
Centric Brands, Inc.	1,000	335	665
Comprehensive EyeCare Partners, LLC	1,000	85	915
Comprehensive EyeCare Partners, LLC	422,112	240,604	181,508
DecoPac, Inc.	1,000	—	1,000
DFC Global Facility Borrower II, LLC	500,000	411,378	88,622
Doxim, Inc.	285,714	172,571	113,143
DRB Holdings, LLC	1,000	333	667
Ferraro Fine Foods Corp.	1,000	33	967
Finfitsp, LLC	500,000	145,926	354,074
Flow Control Solutions, Inc.	372,826	27,341	345,485
Flow Control Solutions, Inc.	994,201	—	994,201
Foundation Risk Partners Corp.	3,000	500	2,500
Foundation Risk Partners Corp.	799,897	483,330	316,567
Foundation Risk Partners Corp.	292,900	207,625	85,275
Frontline Technologies Group Holding, LLC	57,213	—	57,213
FWR Holding Corp.	1,000	350	650
GB Auto Service, Inc.	111,111	—	111,111
GB Auto Service, Inc.	1,666,667	—	1,666,667
GlobalLogic Holdings, Inc.	39,526	—	39,526
GraphPAD Software, LLC	1,000	—	1,000
Hometown Food Co.	1,000	—	1,000
Hyatt House IMD	1,001,340	204,453	796,887
IMIA Holdings, Inc.	408,163	—	408,163
Implementation Management Assistance, LLC	1,001	598	403
Implementation Management Assistance, LLC	2,091,750	1,558,501	533,249
IntraPac International, LLC	439,560	54,945	384,615
Jim N Nicks Management, LLC	1,000	575	425
Labstat International, Inc.	759	—	759
London Acquisition Bidco B.V.	565,775	—	565,775
Mandarin Oriental Honolulu	1,026,638	708,488	318,150
MB2 Dental Solutions, LLC	1,333	560	773
Movati Athletic Group, Inc.	191,988	36,224	155,763
NMC Skincare Intermediate Holdings II, LLC	333,333	—	333,333
NMC Skincare Intermediate Holdings II, LLC	666,667	—	666,667
Nuehealth Performance, LLC	1,000	—	1,000
Nuehealth Performance, LLC	737,459	—	737,459
NXTGenpay Intressenter Bidco AB	491,315	49,131	442,183
PDI TA Holdings, Inc.	266,233	49,919	216,314
PDI TA Holdings, Inc.	317,428	201,241	116,187
PDI TA Holdings, Inc.	139,669	90,793	48,876
Practice Insight, LLC	1,000	—	1,000
Premise Health Holding Corp.	1,000	83	917
Premise Health Holding Corp.	1,103	—	1,103
Raptor Technologies, LLC	1,000	—	1,000
Raptor Technologies, LLC	1,034,138	—	1,034,138
RSK Group, Ltd.	639,355	211,526	427,829
SCM Insurance Services, Inc.	759	595	165
SCSG EA Acquisition Co., Inc.	1,000	—	1,000
SecurAmerica, LLC	1,000	545	455
SecurAmerica, LLC	620,813	138,873	481,940
SecurAmerica, LLC	133,713	—	133,713
SecurAmerica, LLC	573,057	—	573,057
SFE Intermediate Holdco, LLC	2,000	—	2,000
Sigma Electric Manufacturing Corp.	1,000	317	683
SiroMed Physician Services, Inc.	1,000	400	600
SpareFoot, LLC	1,000	240	760
Spectra Finance, LLC	1,000	222	778
St. George’s University Scholastic Services	83,084	—	83,084
Sunshine Sub, LLC	1,000	—	1,000
Sunshine Sub, LLC	281,408	—	281,408
Teligent, Inc.	1,000	600	400
Teligent, Inc.	632,791	422,370	210,421
Teligent, Inc.	315,632	—	315,632
TransIP Group B.V.	1,131,549	1,114,448	17,101
TU Bidco, Inc.	1,000	—	1,000
TU Bidco, Inc.	299,850	—	299,850
United Digestive MSO Parent, LLC	511,364	—	511,364
United Digestive MSO Parent, LLC	1,022,727	—	1,022,727
Visual Edge Technology, Inc.	2,046,621	1,982,277	64,344
VLS Buyer, Inc.	90,254	—	90,254
VLS Recovery Services, LLC	1,000	300	700
Worldwide Facilities, LLC	50,000	15,000	35,000
Worldwide Facilities, LLC	382,002	214,679	167,323
WSHP FC Acquisition, LLC	1,000	567	433
Total	$30,942,740	$11,552,280	$19,390,459

(f)                Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to Schedule of Investments).

(g)               Security valued at fair value using methods determined in good faith by or under the direction of the board of trustees.

(h)              This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(i)                  Collateralized Loan Obligations are all issued as 144A securities.

(j)                 When-Issued or delayed delivery security based on typical market settlement convention for such security.

(k)              Non-income producing security as of January 31, 2019.

(l)                  Payment-in-kind security, which may pay interest/dividends in additional par/shares.

(m)          The Fund sold a participating interest of $500,000 of aggregate principal amount of the portfolio company’s first lien revolver. As the transaction did not qualify as a “true sale” in accordance with U.S. generally accepted accounting principles, the Fund recorded a corresponding $368,000 secured borrowing included in “accrued expenses and other payables” in the accompanying statement of assets and liabilities.

(n)              These assets are held at CADEX Credit Financing, LLC, a wholly owned special purpose financing vehicle, and are pledged as collateral for a secured revolving credit facility. (see “Note 1 — Organization”)

As of January 31, 2019, the aggregate cost of securities for Federal income tax purposes was $264,195,087

Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$2,294,933
Gross unrealized depreciation	(3,587,183)
Net unrealized appreciation	$(1,292,250)

Foreign Currency Forward Contract

For the year ended January 31, 2019, CION Ares Diversified Credit Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates.  Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Description	Notional Amount to be Purchased	Notional Amount to be Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
Foreign currency forward contract	€1,126,612	$1,127,154		Goldman Sachs	February 1, 2019	$542	$—
Foreign currency forward contract	$(1,132,226)	€(1,127,154)		Goldman Sachs	February 1, 2019	5,072	—
Foreign currency forward contract	£247,899	$247,673		Goldman Sachs	February 1, 2019	—	(227)
Foreign currency forward contract	$(73,155.40)	£(76,050)		Goldman Sachs	February 1, 2019	—	(2,894)
Foreign currency forward contract	$(167,146.53)	£(171,623)		Goldman Sachs	February 1, 2019	—	(4,476)
Foreign currency forward contract	$(388,021)	NOK	(382,940)	Goldman Sachs	February 8, 2019	5,081	—
Foreign currency forward contract	$(385,345)	DKK	(383,383)	Goldman Sachs	February 8, 2019	1,962	—
Foreign currency forward contract	$(1,119,194)	SEK	(1,106,062)	Goldman Sachs	February 15, 2019	13,132	—
Foreign currency forward contract	$(188,273)	CAD	(189,695)	Goldman Sachs	February 15, 2019	—	(1,423)
Foreign currency forward contract	$(1,153,500)	€(1,145,893)		Goldman Sachs	February 19, 2019	7,607	—
Foreign currency forward contract	$(67,752)	£(69,343)		Goldman Sachs	February 25, 2019	—	(1,591)
Foreign currency forward contract	$(2,578,200)	£(2,625,623)		Goldman Sachs	February 28, 2019	—	(47,423)
Foreign currency forward contract	$(2,273,600)	€(2,293,526)		Goldman Sachs	February 28, 2019	—	(19,926)
Foreign currency forward contract	$(1,144,100)	€(1,147,253)		Goldman Sachs	March 5, 2019	—	(3,153)
Foreign currency forward contract	$(2,745,730)	£(2,820,584)		Goldman Sachs	March 5, 2019	—	(74,854)
Foreign currency forward contract	$(2,542,637)	£(2,636,633)		Goldman Sachs	March 18, 2019	—	(93,996)
Foreign currency forward contract	$(1,352,918)	CAD	(1,391,604)	Goldman Sachs	March 22, 2019	—	(38,686)
Foreign currency forward contract	$(609,256)	SEK	(610,266)	Goldman Sachs	March 26, 2019	—	(1,010)
Foreign currency forward contract	$(50,097)	SEK	(49,931)	Goldman Sachs	March 26, 2019	167	—
Foreign currency forward contract	$(1,148,500)	€(1,150,437)		Goldman Sachs	April 5, 2019	—	(1,937)
Foreign currency forward contract	$(217,060)	CAD	(222,765)	Goldman Sachs	April 5, 2019	—	(5,705)
Foreign currency forward contract	$(83,506)	£(86,531)		Goldman Sachs	April 5, 2019	—	(3,025)
Foreign currency forward contract	$(812,937)	£(822,912)		Goldman Sachs	April 26, 2019	—	(9,975)
Foreign currency forward contract	$(248,995)	£—		Goldman Sachs	May 1, 2019	—	—
Foreign currency forward contract	$(1,135,082)	€—		Goldman Sachs	May 2, 2019	—	—
Total						$33,563	$(310,301)

The following is a summary of fair values of investments in forward foreign currency contracts disclosed in the Fund’s Statement of Assets and Liabilities, as of January 31, 2019:

Total Value of Forward Foreign Currency Exchange Contracts as of January 31, 2019
Assets	Liabilities
$33,563	$310,301

Abbreviations:

144A      Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO          Collateralized Loan Obligation

Currencies:

€	Euro Currency
£	British Pounds
$	U.S. Dollars
CAD	Canadian Dollar
DKK	Danish Krone
GBP	British Pound
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar

CION Ares Diversified Credit Fund

Notes to Consolidated Schedule of Investments

January 31, 2019 (Unaudited)

(1) Organization

CION Ares Diversified Credit Fund (the “Fund’’) is a diversified, closed-end investment company that is registered under the Investment Company Act of 1940. The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on June 21, 2016. CION Ares Management, LLC (the “Adviser’’) serves as the investment Adviser to the Fund and was registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”) on January 4, 2017. The Adviser is a joint venture between affiliates of Ares Management LLC (“Ares”) and CION Investment Group, LLC (“CION”) and is controlled by Ares. The Adviser oversees the management of the Fund’s activities and is responsible for making investment decisions for the Fund’s portfolio.

On August 2, 2018, the fund formed a wholly owned special purpose financing vehicle, CADEX Credit Financing, LLC, a Delaware limited liability company.

Investment Objective and Policies

The Fund’s investment objective is to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the entire global credit spectrum.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying consolidated schedule of investments has been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the consolidated schedule of investments. Actual results may differ from those estimates and such differences may be material. All significant intercompany balances and transactions have been eliminated.

Investments Valuation

All investments in securities are recorded at their fair value, as described in more detail in Note 3.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums.

The Fund may have investments that contain payment-in-kind (“PIK”) provisions. The PIK interest, computed at the contractual rate specified, may be added to the principal balance and adjusted cost of the investments or paid out in cash and recorded as interest income. The PIK interest for the period ended January 31, 2019 was $94,453 recorded as interest income.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest, the accretion of discounts, interest income, and amortization of premiums.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with the Fund’s custodian, a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. While the Fund’s current cash balance exceeds insurance limits, the risk of loss is remote.

CION Ares Diversified Credit Fund

Notes to Consolidated Schedule of Investments (Continued)

January 31, 2019 (Unaudited)

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Fund looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with the Fund’s valuation policy (the “Valuation Policy”). The Valuation Policy is reviewed and approved at least annually by the Fund’s board of trustees (the “Board”). The Adviser has been authorized by the Board to utilize independent third-party pricing and valuation services to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) in accordance with the Valuation Policy and a consistently applied valuation process.

As part of the valuation process for investments that do not have readily available market prices, the Adviser may take into account the following types of factors, if relevant, in determining the fair value of the Fund’s investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Adviser considers the pricing indicated by the external event to corroborate its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

See Note 3 for more information on the Fund’s valuation process.

Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Statements of Operations.

CION Ares Diversified Credit Fund

Notes to Consolidated Schedule of Investments (Continued)

January 31, 2019 (Unaudited)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations.  A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.  The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.  The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service.  The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.  The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Commitments and Contingencies

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of January 31, 2019, the value of loans disclosed in the Schedule of Investments does not include unfunded commitments, which total $19,436,960.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures (“ASC 820”) under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are

CION Ares Diversified Credit Fund

Notes to Consolidated Schedule of Investments (Continued)

January 31, 2019 (Unaudited)

inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

• Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with the Fund’s valuation policy, it evaluates the source of inputs, including any markets in which the Fund’s investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund’s valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund’s portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The assets and liabilities classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

The assets and liabilities classified as Level 3 (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value (“EV”) of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The Fund may also use industry specific valuation analyses to determine enterprise value, such as capitalization rate analysis used in the real estate industry. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

CION Ares Diversified Credit Fund

Notes to Consolidated Schedule of Investments (Continued)

January 31, 2019 (Unaudited)

The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Private asset-backed securities classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the forecasted cash flows of the security. The forecasted cash flows take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, and the characteristics and condition of the underlying collateral. For equity securities, the projected cash flows are present valued using a market discount rate to determine the fair value. For debt securities, the analysis is used to determine if the borrower has the ability to repay its obligations. If it is determined that the borrower does have the ability to repay its obligations, the second valuation technique that is utilized is a yield analysis. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the borrower and the specific investment. As the debt investments are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as inputs in determining the appropriate market yield, as applicable.

The following is a summary of the inputs used as of January 31, 2019, in valuing the Fund’s investments carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Senior Loans	$—	$82,845,799	$97,741,381	$180,587,180
Corporate Bonds	—	22,113,729	—	22,113,729
Collateralized Loan Obligations	—	—	53,900,850	53,900,850
Common Stocks	124,623	—	307,100	431,723
Private Asset-Backed Debt	—	—	1,293,304	1,293,304
Real Estate Debt	—	—	4,562,008	4,562,008
Warrants	—	—	14,043	14,043
Total Investments	$124,623	$104,959,528	$157,818,686	$262,902,837
Derivatives asset:
Forward Foreign Currency Contracts	$—	$33,563	$—	$33,563
Liabilities:
Secured Borrowings	$—	$—	$(368,000)	$(368,000)
Derivatives Liabilities:
Forward Foreign Currency Contracts	$—	$(310,301)	$—	$(310,301)

The following is a reconciliation of the Fund’s investments in which significant unobservable inputs (Level 3) were used in determining fair value.

CION Ares Diversified Credit Fund

Notes to Consolidated Schedule of Investments (Continued)

January 31, 2019 (Unaudited)

For the period ended January 31, 2019:

	Senior Loans	Collateralized Loan Obligations	Common Stocks	Private Asset Backed Debt	Real Estate Debt	Warrants	Total
Balance as of October 31, 2018	$73,149,376	$39,111,151	$150,973	$1,185,732	$4,001,742	$12,462	$117,611,436
Purchases(a)	33,812,735	23,201,251	150,625	107,572	560,266	—	57,832,449
Sales(b)	(8,272,338)	(6,501,900)	—	—	—	—	(14,774,238)
Net Realized and Unrealized Gain/Loss	419,231	(1,913,166)	5,502	(1,015)	(11,832)	1,581	(1,499,699)
Accrued Discounts/ (premiums)	68,909	3,514	—	1,015	11,832	—	85,270
Transfers in to Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	(1,436,532)	—	—	—	—	—	(1,436,532)
Balance as of January 31, 2019	$97,741,381	$53,900,850	$307,100	$1,293,304	$4,562,008	$14,043	$157,818,686
Net Change in Unrealized appreciation/ (depreciation) from investments held at January 31, 2019	$614,436	$(1,765,634)	$5,502	$(972)	$(11,832)	$1,581	$(1,156,919)

(a) Purchases include PIK interest and securities received from restructure.

(b) Sales include principal redemptions.

Investments were transferred into and out of Level 3 and into and out of Level 2 during the period ending January 31, 2019 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

There were no transfers between Level 1 and 2 during the period.

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of January 31, 2019.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets
Investments in securities
Senior Loans	$4,299,608	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Senior Loans	93,441,773	Yield Analysis	Market Yield	5.50% - 12.43%
Collateralized Loan Obligations	1,764,000	Recent Transaction	Recent Transaction Price	$98
Collateralized Loan Obligations	52,136,704	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Collateralized Loan Obligation	146	Other	Estimated Liquidation Value	$146
Common Stocks	307,100	EV Market Multiple Analysis	EBITDA Multiple	7.20x – 22.94x
Private Asset-Backed Debt	557,304	Income (Other)	Constant Default Rate (CDR), Recovery Rate, Constant Prepayment Rate (CPR)	18.22% - 47.3%, 0.0%, 3.0% - 16.0%
Private Asset-Backed Debt	736,000	Income (Other)	Cumulative Collection Rate	122.0x
Real Estate Debt	4,562,008	Yield Analysis	Market Yield	8.00% - 16.51%
Warrants	14,043	EV Market Multiple Analysis	EBITDA Multiple	7.50x – 8.50x
Total Level 3 Investments	$157,818,686

CION Ares Diversified Credit Fund

Notes to Consolidated Schedule of Investments (Continued)

January 31, 2019 (Unaudited)

Changes in market yields or discount rates, each in isolation, may change the fair value of certain of the investments. Generally, an increase in market yields or discount rates may result in a decrease in the fair value of certain of the investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the values currently assigned.

ITEM 2. CONTROLS AND PROCEDURES.

(a)                                 The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-Q based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 3. EXHIBITS.

The following exhibits are attached to this Form N-Q

Exhibit NO.	Description of Exhibit
3 (a) (1)	Certification of Principal Executive Officer pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002
3 (a) (2)	Certification of Principal Executive Officer pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002
3 (a) (3)	Certification of Principal Financial Officer pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): CION Ares Diversified Credit Fund, Inc.

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date:	March 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date:	March 28, 2019

By:	/s/ Scott Lem
Scott Lem
Chief Financial Officer

Date:	March 28, 2019